SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. _____)

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  /_/

Check the appropriate box:

/X/  Preliminary Proxy Statement                       /_/  Confidential, For Use of the Commission Only
/_/  Definitive Proxy Statement                             (as permitted by Rule 14a-6(e)(2))
/_/  Definitive Additional Materials
/_/  Soliciting Material Pursuant to Rule 14a-12

                          PAX WORLD BALANCED FUND, INC.
                (Name of Registrant as Specified In Its Charter)

         ---------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     (5) Total fee paid:

         -----------------------------------------------------------------------

/_/  Fee paid previously with preliminary materials:

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

         -----------------------------------------------------------------------

     (2) Form, Schedule or Registration no.:

         -----------------------------------------------------------------------

     (3) Filing party:

         -----------------------------------------------------------------------

     (4) Date filed:

         -----------------------------------------------------------------------

                                PRELIMINARY COPY




                                [PAX WORLD LOGO]




                          PAX WORLD BALANCED FUND, INC.

                                 --------------

                               PROXY STATEMENT AND
                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS

                                 --------------

                             THURSDAY, JUNE 10, 2004






                                PRELIMINARY COPY

                                TABLE OF CONTENTS

                                                                                                             Page
                                                                                                             ----
President's Letter.......................................................................................      -

Notice of Annual Meeting.................................................................................      -

Proxy Statement..........................................................................................      -

Proposal 1 -  To Elect a Board of Nine Directors.........................................................      -

Proposal 2 -  To Ratify the Selection of Ernst & Young LLP as Independent Public
              Accountants of the Fund....................................................................      -

Proposal 3 -  To Amend the Certificate of Incorporation of the Fund, among other things,
              (i) to increase the total number of authorized shares of stock of the Fund, (ii) to create a Broker Service Class of the
              Common Stock of the Fund, and (iii) to permit the Board of
              Directors of the Fund to classify or reclassify any unissued
              shares of capital stock of the Fund from time to time......................................      -

              Required Vote; Reasons for the Directors' Approval.........................................      -

              Recommendation.............................................................................      -

Other Business...........................................................................................      -

Expenses of Proxy Solicitation...........................................................................      -

Shareholder Proposals....................................................................................      -

Security Ownership of Certain Beneficial Owners and Management...........................................      -

Householding of Annual Reports...........................................................................      -

Additional Information...................................................................................      -

                          PAX WORLD BALANCED FUND, INC.
                                222 STATE STREET

                            PORTSMOUTH, NH 03801-3853

To the Pax World Balanced Fund Shareholders:

     As an investor in the Pax World Balanced Fund, Inc. (the "Fund"), you are cordially invited to attend the annual meeting (the "Meeting") of shareholders of the Fund (the "Shareholders") to be held at 10:45 a.m. on Thursday, June 10, 2004 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801. The purpose of the Meeting is for the
Shareholders:

     (1) to elect a Board of nine Directors, each to hold office until the next Annual Meeting of Shareholders of the Fund or until a successor shall have been chosen and shall have qualified,

     (2) to ratify the selection of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2004,

     (3) to vote on certain proposed changes to the Fund's Certificate of Incorporation, among other things,

          (A) to increase the total number of shares of stock of all classes and series which the Fund has authority to issue from seventy-five million to one hundred twenty-five million,

          (B) to create a Broker Service Class of the Common Stock of the Fund, and

          (C) to permit the Board of Directors of the Fund to classify or reclassify any unissued shares of capital stock of the Fund from time to time to create one or more other classes or series of capital stock of the Fund by setting or changing in any one or more respect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock; and

     (4) to transact such other business as may properly come before the Meeting.

     In this regard, enclosed are (1) a Notice of Meeting, (2) a Proxy Statement that describes the proposals that will be submitted to shareholders for approval at the Meeting, and (3) a Proxy.

     Although we look forward to seeing you at the Meeting, if you cannot attend the Meeting, we ask that you complete, sign, date and return the accompanying Proxy in the enclosed postage-paid envelope or vote by telephone or on the Internet as described in the enclosed pamphlet as soon as possible. These proposals are important and your vote is greatly appreciated.

                                                      Sincerely,


                                                      /s/ Thomas W. Grant

                                                      THOMAS W. GRANT
                                                      President

April 26, 2004
Portsmouth, NH

                          PAX WORLD BALANCED FUND, INC.
                                222 STATE STREET

                            PORTSMOUTH, NH 03801-3853

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 10, 2004

     Notice is hereby given that the annual meeting (the "Meeting") of the shareholders of Pax World Balanced Fund, Inc. (the "Fund") will be held at 10:45 a.m. on Thursday, June 10, 2004 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801 for the following purposes:

     (1) To elect a Board of nine Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified;

     (2) To ratify the selection by the Board of Directors of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2004;

     (3) to vote on certain proposed changes to the Fund's Certificate of Incorporation, among other things,

          (A) to increase the total number of shares of stock of all classes and series which the Fund has authority to issue from seventy-five million to one hundred twenty-five million,

          (B) to create a Broker Service Class of the Common Stock of the Fund, and

          (C) to permit the Board of Directors of the Fund to classify or reclassify any unissued shares of capital stock of the Fund from time to time to create one or more other classes or series of capital stock of the Fund by setting or changing in any one or more respect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock; and

     (4) To transact such other business as may properly come before such Meeting or any adjournment thereof.

     The close of business on April 16, 2004 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only shareholders of record at the close of business on such date are entitled to notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.

                                             By Order of the Board of Directors

                                             /s/ Lee D. Unterman

                                             LEE D. UNTERMAN
                                             Secretary

April 26, 2004
Portsmouth, NH

            IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, DATE,
             SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED
              POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE
                 INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET.

                          PAX WORLD BALANCED FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Pax World Balanced Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Shareholders to be held at 10:45 a.m. on Thursday, June 10, 2004 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801, and at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying notice.

     Shareholders of record at the close of business on April 16, 2004, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were __________ shares of Common Stock of the Fund issued and outstanding, the holders of which are entitled to one vote per share on all matters brought before the Meeting. If you were a Shareholder as of said date, you will be entitled to vote at the Meeting and your presence is desired. IF, HOWEVER, YOU CANNOT BE PRESENT, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET IN ORDER TO INSURE A QUORUM AT THE MEETING.

     Representatives of Ernst & Young LLP, the Fund's independent public accountants, are expected to be present at the Meeting. They will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

     The persons named in the accompanying proxy, if properly executed and returned and unless revoked, will vote the same for Proposals 1, 2, 3 and 4 as indicated herein, unless the proxy contains contrary directions, in which case the proxy will be voted as directed. If a proxy is executed and returned without indicating any voting instructions, the shares of the Fund represented by the proxy will be voted FOR Proposals 1, 2, 3 and 4. Any shareholder of the Fund giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Fund at the above address prior to the date of the Meeting a letter of revocation or a later dated proxy. In the event that the number of shares of the Fund represented at the meeting of Shareholders on June 10, 2004 in person or by proxy is less than a majority of the number of shares of the Fund issued and outstanding on the record date, the persons named in the accompanying proxy will vote FOR an adjournment of such Meeting if a majority of the number of shares of the Fund represented in person or by proxy at such Meeting voted FOR any of the Proposals, and otherwise, will vote AGAINST an adjournment of such Meeting. Votes withheld from any nominee, abstentions, and broker "non-votes" will be counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on one or more proposals because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     This Proxy Statement has been mailed on or about the date hereof pursuant to instructions from the executive offices of the Fund located in Portsmouth, New Hampshire and has been sent through its transfer agent, PFPC, Inc. The Fund's Annual Report for the fiscal year that ended December 31, 2003 has already been mailed to Shareholders. Shareholders who desire an additional copy of the Annual Report may obtain it without charge by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund at 1-800-767-1729, visiting the Fund's web site at www.paxworld.com or visiting the Securities and Exchange Commission's web site at www.sec.gov for such purpose.

     As of the record date, no Shareholder, to the knowledge of the Fund, owned beneficially more than 5% of the outstanding shares of Common Stock of the Fund.

     IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET AS PROMPTLY AS POSSIBLE.

PROPOSAL 1 --  TO ELECT A BOARD OF NINE DIRECTORS

     The purpose of this proposal is to elect a Board of Directors of the Fund. Pursuant to the provisions of the By-laws of the Fund, the Board of Directors has determined that the number of Directors shall be fixed at nine. It is intended that the accompanying proxy will be voted for the election as Directors of the nine nominees listed below, unless such authority has been withheld in the proxy, in which case the proxy will be voted as indicated thereon. In the election of Directors, those nine nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

     All of the nominees named below are currently Directors of the Fund and have served in that capacity continuously since originally elected or appointed. The nominees set forth in the first table below (Interested Nominees) are considered interested persons under the Investment Company Act of 1940, as amended, by virtue of their position or affiliation with Pax World Management Corp., the Fund's investment adviser (the "Adviser"), and/or H. G. Wellington & Co., Inc., the Fund's distributor and a brokerage firm that the Fund may use to execute brokerage transactions ("H. G. Wellington"). The nominees in the second table (Disinterested Nominees) are not considered interested persons and have no affiliation with the Adviser or H. G. Wellington. None of the directors or officers of the Fund are related to one another by blood, marriage or adoption. If elected, each nominee will serve until the next Annual Meeting of Shareholders of the Fund or until their successor shall have been chosen and shall have qualified or as otherwise provided in the By-laws of the Fund.

-------------------------------------------------------------------------------------------------------------------
Interested Nominees
-------------------------------------------------------------------------------------------------------------------
                                                                                                      Number of
                                       Position(s) Held                                             Portfolios in
                                      with the Pax World                                            the Pax World
                                        Funds; Term of      Principal Occupation(s) During Past      Fund Family
                                     Office(1) and Length   5 Years and Other Directorships Held   Overseen by the
       Name, Address and Age            of Time Served                 by the Nominee                  Nominee
-------------------------------------------------------------------------------------------------------------------
Thomas W. Grant (2)                  Vice Chairman of the   Mr. Grant is the Vice Chairman of             3
14 Wall Street                       Board of Directors     the Board and President of Pax World
New York, NY  10005;                 and President - Pax    Balanced Fund, Inc. (1996-present),
(62)                                 World Balanced Fund,   the President of Pax World Growth
                                     Inc. (1996-present);   Fund, Inc. (1997-present), Pax World
                                                            High Yield Fund, Inc. (1998-present),
                                     President; Director    Pax World Money Market Fund, Inc.
                                     - Pax World Growth     (1998-present), Pax World Management
                                     Fund, Inc. (1997-      Corp. (1996-present), and H. G.
                                     present); and          Wellington & Co., Inc. (1991-present).
                                                            Mr. Grant has been associated with H.G.
                                     President; Director    Wellington & Co., Inc. since 1991
                                     - Pax World High       and served previously with the firm
                                     Yield Fund, Inc.       of Fahnestock & Co. for twenty-six
                                     (1999-present).        years as a partner, managing
                                                            director and senior officer.  His
                                                            duties encompassed branch office
                                                            management, corporate finance,
                                                            syndications and municipal and
                                                            corporate bonds.  Mr. Grant is a
                                                            graduate of the University of North
                                                            Carolina (BA).
-------------------------------------------------------------------------------------------------------------------
Laurence A. Shadek  (2)              Chairman of the        Mr. Shadek is the Chairman of the             3
14 Wall Street                       Board of Directors;    Board of Directors of Pax World
New York, NY  10005;                 Director - Pax World   Balanced Fund, Inc. (1996-present),
(54)                                 Balanced Fund, Inc.    Pax World Growth Fund, Inc.
                                     (1996-present);        (1997-present), and Pax World High
                                                            Yield Fund, Inc. (1999-present), an
                                     Chairman of the        Executive Vice President of Pax
                                     Board of Directors;    World Money Market Fund, Inc.
                                     Director - Pax World   (1998-present), the Chairman of the
                                     Growth Fund, Inc.      Board of Pax World Management Corp.
                                     (1997-present); and    (1996-present), and an Executive
                                                            Vice-President of H. G. Wellington &
                                     Chairman of the        Co., Inc. (1986-present).  Mr.
                                     Board of Directors;    Shadek, together with members of his
                                     Director - Pax World   family, owns substantially all of
                                     High Yield Fund,       the outstanding shares of capital
                                     Inc. (1999-present).   stock of Pax World Management Corp.
                                                            and a 25.07% interest in H. G.
                                                            Wellington & Co., Inc.  Mr. Shadek
                                                            has been associated with H. G.
                                                            Wellington & Co., Inc. since March
                                                            1986 and was previously associated
                                                            with Stillman, Maynard & Co., where
                                                            he was a general partner.  Mr.
                                                            Shadek's investment experience
                                                            includes twelve years as a limited
                                                            partner and Account Executive with
                                                            the firm Moore & Schley.  Mr. Shadek
                                                            is a graduate of Franklin & Marshall
                                                            College (BA) and New York
                                                            University, School of Graduate
                                                            Business Administration (MBA).  Mr.
                                                            Shadek is a member of the Board of
                                                            Trustees of Franklin & Marshall
                                                            College.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Disinterested Nominees
-------------------------------------------------------------------------------------------------------------------
                                                                                                      Number of
                                       Position(s) Held                                             Portfolios in
                                      with the Pax World                                            the Pax World
                                        Funds; Term of      Principal Occupation(s) During Past      Fund Family
                                     Office(1) and Length   5 Years and Other Directorships Held   Overseen by the
       Name, Address and Age            of Time Served                 by the Nominee                  Nominee
-------------------------------------------------------------------------------------------------------------------
Carl H. Doerge, Jr.  (3)             Director - Pax World   Mr. Doerge has been a private                 3
867 Remsen Lane                      Balanced Fund, Inc.    investor since 1995.  Prior to that,
Oyster Bay, NY 11771; (65)           (1998-present);        Mr. Doerge was Executive Vice
                                                            President and Managing Director of
                                     Director - Pax World   Smith Barney for approximately
                                     Growth Fund, Inc.      twenty-four years.  Mr. Doerge is a
                                     (1997-present); and    Member of the Board of Trustees, the
                                                            Deputy Mayor and the Police
                                     Director - Pax World   Commissioner of the Village of Upper
                                     High Yield Fund,       Brookville, New York.   Mr. Doerge
                                     Inc. (1999-present).   is also a Member of the Board of
                                                            Directors and the Chairman of the
                                                            Investment Committee of St. Johnland
                                                            Nursing Home located in Kings Park,
                                                            New York.
-------------------------------------------------------------------------------------------------------------------
James M. Large, Jr.  (3)             Director - Pax World   Mr. Large is the Chairman Emeritus            3
c/o Dime Bancorp, Inc.               Balanced Fund, Inc.    of Dime Bancorp, Inc. (1998-
589 Fifth Avenue                     (2001-present);        present).  Prior to that, Mr.
New York, NY  10017;                                        Large was the Chairman (1995-1997)
(71)                                 Director - Pax World   and Chief Executive Officer
                                     Growth Fund, Inc.      (1995-1996) of Dime Bancorp, Inc.
                                     (2001-present); and    and the Chairman and Chief Executive
                                                            Officer of Anchor Savings Bank /
                                     Director - Pax World   Anchor Bancorp (1989-1995).
                                     High Yield Fund,
                                     Inc. (1999-present).
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Louis F. Laucirica                   Director - Pax World   Mr. Laucirica is an Associate Dean            3
30 Oldchester Road                   Balanced Fund, Inc.    the Director of Undergraduate
Essex Fells, NJ 07021;               (2003-present);        Studies of Stevens Institute of
(62)                                                        Technology, Howe School
                                     Director - Pax World   (1999-present). Prior to that, Mr.
                                     Growth Fund, Inc.      Laucirica was Executive-in-Residence
                                     (2003-present); and    and Executive Director Professional
                                                            and International Programs of Pace
                                     Director - Pax World   University, Lubin School (1998-1999),
                                     High Yield Fund, Inc.  and the President and Chief Executive
                                     (2003-present)         Officer of Norton Performance Plastics
                                                            Corporation (1989-1998).  Mr. Laucirica
                                                            had been associated with Norton
                                                            PerformancePlastics Corporation
                                                            since 1972.
-------------------------------------------------------------------------------------------------------------------
Joy L. Liechty                       Director - Pax World   Ms. Liechty is a Client and Sales             2
1403 Ashton Court                    Balanced Fund          Advocate and sales conference
Goshen, IN  46526;                   (1991-present); and    planner with the Mennonite Mutual
(50)                                                        Aid (MMA) Association, a faith-based
                                     Director - Pax World   socially responsible investing
                                     Growth Fund, Inc.      financial services and insurance
                                     (1997-present).        institution located in Goshen,
                                                            Indiana. Ms. Liechty has been
                                                            associated with that organization
                                                            since 1976, serving as the Manager
                                                            of Client Services from 1980 to
                                                            1989, and in her current role since
                                                            1989.
-------------------------------------------------------------------------------------------------------------------
Sanford C. Sherman  (3)              Director - Pax World   Mr. Sherman is a Trustee of the               2
91 Hillside Drive                    Balanced Fund, Inc.    Piscataqua Savings Bank, Portsmouth,
Portsmouth, NH  03801;               (1992-present); and    New Hampshire (1972-present) and the
(67)                                                        Chairman of the Piscataqua Savings
                                     Director - Pax World   Bank Trust Committee (1997-present).
                                     Growth Fund, Inc.      Mr. Sherman was the Chief Executive
                                     (1999-present).        Officer until December 31, 2000,
                                                            and was the President and Chief
                                                            Executive Officer until December 31,
                                                            1999, of the Piscataqua Savings
                                                            Bank - positions he held since April
                                                            1981. For 21 years prior thereto, Mr.
                                                            Sherman held various other positions
                                                            with the bank, including Vice President
                                                            and Treasurer.
-------------------------------------------------------------------------------------------------------------------
Nancy S. Taylor                      Director - Pax World   Dr. Taylor is the President and a             2
600 Salem End Road                   Balanced Fund, Inc.    Minister of the Massachusetts
Framingham, MA  01702;               (1997-present); and    Conference of the United Church of
(48)                                                        Christ (2001-present).  Dr. Taylor
                                     Director - Pax World   previously served as a Senior
                                     Growth Fund, Inc.      Minister with the First Congregational
                                     (1997-present).        Church in Boise, Idaho and has been
                                                            associated with that organization
                                                            since 1992.  Prior to that, Dr.
                                                            Taylor was an Associate Minister with
                                                            the Immanuel Congregational Church
                                                            in Hartford, Connecticut for approximately
                                                            five years.  Dr. Taylor was a co-founder
                                                            of Idaho Voices of Faith for Human
                                                            Rights, Inc. and of the Idaho Human
                                                            Rights Education Center, and served
                                                            as a director of the Ada County
                                                            Human Rights Task Force (1994-2001)
                                                            and the High Horizon Housing
                                                            Corporation (1992-2001).  Dr. Taylor
                                                            is also a member of the Board of
                                                            Directors of the Andover Newton
                                                            Theological School (2002-present)
                                                            and the Massachusetts Congregational
                                                            Fund (2002-present).
-------------------------------------------------------------------------------------------------------------------
Esther J. Walls, M.L.S.              Director - Pax World   Ms. Walls was Associate Director of           3
Apartment 29-J                       Balanced Fund, Inc.    Libraries, State University of New
160 West End Avenue                  (1981-present);        York, Stony Brook, Long Island, NY
New York, NY  10023;                                        (1974- 1990).  Ms. Walls was also a
(77)                                 Director - Pax World   member of the Boards of Directors of
                                     Growth Fund, Inc.      UNICEF and the International
                                     (2002-present); and    Relations Committee of the American
                                                            Library Association.
                                     Director - Pax World
                                     High Yield Fund,
                                     Inc. (1999-present).
-------------------------------------------------------------------------------------------------------------------

(1) Directors of the Fund are elected each year at the Fund's Annual Meeting of Shareholders and hold office until the next Annual Meeting of Shareholders of the Fund or until a successor shall have been chosen and shall have qualified.

(2) Designates a member of the Investment Committee of the Fund. The Investment Committee has the responsibility of overseeing the Fund's investments.

(3) Designates a member of the Audit Committee of the Fund. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance.

     Along with those Directors and Officers mentioned above, the following are Officers of the Fund.

-------------------------------------------------------------------------------------------------------------------
                                       Position(s) Held with the Pax       Principal Occupation(s) During Past 5
                                    World Funds; Term of Office(1) and     Years and Other Directorships Held by
      Name, Address and Age                Length of Time Served                        the Officer
-------------------------------------------------------------------------------------------------------------------
Anita D. Green                      Co-Treasurer - Pax World Balanced    Ms. Green serves as the Vice President
c/o Pax World Management Corp.      Fund, Inc. (1998-present);           of Social Research (2003-present) and
222 State Street                                                         was the Director of Social Research
Portsmouth, NH 03801-3853;          Assistant Treasurer  - Pax World     (1996-2003) and was the Manager -
(39)                                Growth Fund, Inc. (1997-present);    Shareholder Services (1990-2000) for the
                                    and                                  Pax World Funds and Pax World Management
                                                                         Corp.  Ms. Green is also a Co-Treasurer
                                    Assistant Treasurer - Pax World      of Pax World Management Corp.
                                    High Yield Fund, Inc.                (1998-present).  Ms. Green is a member
                                    (1999-present).                      of the Board of Directors of the Social
                                                                         Investment Forum (SIF), the steering
                                                                         committee of the SIF International
                                                                         Working Group, and the advisory committee
                                                                         of the Shareholder Action Network.
-------------------------------------------------------------------------------------------------------------------
Michelle L. Guilmette               Assistant Treasurer (1997-present)   Ms. Guilmette is the Operations
c/o Pax World Management Corp.      and Assistant Secretary              Specialist for Broker/Dealer Services
222 State Street                    (1999-present) - Pax World           for the Pax World Funds and Pax World
Portsmouth, NH 03801-3853;          Balanced Fund, Inc.;                 Management Corp. (1999-present) and was
(30)                                                                     a Shareholder Services Representative
                                    Assistant Secretary -  Pax World     for the Pax World Funds and Pax World
                                    Growth Fund, Inc. (1999-present);    Management Corp. (1992-1999).
                                    and

                                    Assistant Secretary - Pax World
                                    High Yield Fund, Inc.
                                    (2000-present).
-------------------------------------------------------------------------------------------------------------------
Janet Lawton Spates                 Co-Treasurer - Pax World Balanced    Ms. Spates is the Chief Financial
c/o Pax World Management Corp.      Fund, Inc. (1998-present);           Officer for the Pax World Funds and Pax
222 State Street                                                         World Management Corp. (1992-present).
Portsmouth, NH 03801-3853;          Assistant Treasurer - Pax World      Ms. Spates is also a Co-Treasurer of Pax
(34)                                Growth Fund, Inc. (1997-present);    World Management Corp. (1998-present).
                                    and

                                    Assistant Treasurer - Pax World
                                    High Yield Fund, Inc.
                                    (1999-present).
-------------------------------------------------------------------------------------------------------------------
Lee D. Unterman                     Secretary - Pax World Balanced       Mr. Unterman is a Partner with the law
c/o Kurzman Karelsen & Frank, LLP   Fund, Inc. (1997-present);           firm of Kurzman Karelsen & Frank, LLP,
230 Park Avenue                                                          New York, NY (2000-present) and was a
New York, NY 10169;                 Secretary - Pax World Growth Fund,   Partner with the law firms of Bresler
(53)                                Inc. (1997-present); and             Goodman & Unterman, LLP (1997-2000) and
                                                                         Broudy & Jacobson, New York, NY
                                    Secretary - Pax World High Yield     (1988-1997).
                                    Fund, Inc. (1999-present).
-------------------------------------------------------------------------------------------------------------------

(1) Officers of the Fund are elected each year at the Fund's Annual Meeting of the Board of Directors and hold office until the next Annual Meeting of the Board of Directors of the Fund or until a successor shall have been chosen and shall have qualified.

OWNERSHIP OF SHARES IN THE PAX WORLD FUND FAMILY

     The following table shows the amount of equity securities owned by each member of the Board of Directors of the Fund (i) in the Fund and (ii) in all registered investment companies in the Pax World Fund Family overseen by such member as of December 31, 2003:

--------------------------------------------------------------------------------------------------
                                                                     Aggregate Dollar Range of
                                                                      Equity Securities in All
                                                                      Funds Overseen or to be
                                         Dollar Range of Equity      Overseen by the Nominee in
                                         Securities in the Fund      the Pax World Fund Family
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
         Interested Directors
--------------------------------------------------------------------------------------------------
Mr. Thomas W. Grant                          $10,001-$50,000              $50,001-$100,000
--------------------------------------------------------------------------------------------------
Mr. Laurence A. Shadek                     $50,001-$100,000              over $100,000#
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
       Disinterested Directors
--------------------------------------------------------------------------------------------------
Mr. Carl H. Doerge, Jr.                     $50,001-$100,000               over $100,000
--------------------------------------------------------------------------------------------------
Mr. James M. Large, Jr.                          None                          None
--------------------------------------------------------------------------------------------------
Mr. Louis F. Laucirica                          $0-$10,000                $10,001-$50,000
--------------------------------------------------------------------------------------------------
Ms. Joy L. Liechty                           $10,001-$50,000              $10,001-$50,000
--------------------------------------------------------------------------------------------------
Mr. Sanford C. Sherman                       $10,001-$50,000              $10,001-$50,000
--------------------------------------------------------------------------------------------------
Dr. Nancy S. Taylor                         $50,001-$100,000              $50,001-$100,000
--------------------------------------------------------------------------------------------------
Ms. Esther J. Walls                          $10,001-$50,000              $10,001-$50,000
--------------------------------------------------------------------------------------------------

# Includes shares of the Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc. owned of record by the Adviser and H. G. Wellington & Co., Inc.

COMPENSATION OF DIRECTORS

         The Fund currently pays each of its interested directors a fee of $1,000, and each of its disinterested directors a fee of $2,000, for attendance at each meeting of the Board of Directors of the Fund. Members of the Board of Directors of the Fund are also reimbursed for their travel expenses for attending meetings of the Board of

Directors. In addition, the Fund pays $1,000 to each member of its Audit Committee for attendance at each meeting of its Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Board of Directors of the Fund receives compensation from the Fund for services performed as a member of the Board of Directors of the Fund.

     The following table sets forth certain information relating to all directors of the Fund and for each of the three highest paid executive officers of the Fund who received aggregate compensation from the Fund for the most recently completed fiscal year exceeding $60,000:

------------------------------------------------------------------------------------------------------------------
                                                              Pension or                        Total Compensation
                                                              Retirement                         from the Fund and
                                           Aggregate       Benefits Accrued      Estimated      the Pax World Fund
                                       Compensation from    as Part of Fund   Annual Benefits     Family Paid to
     Name and Person and Position           the Fund           Expenses       Upon Retirement       Directors*
------------------------------------------------------------------------------------------------------------------
          Interested Person
------------------------------------------------------------------------------------------------------------------
Mr. Thomas W. Grant                          $4,000                0                 0              $6,400 (3)
------------------------------------------------------------------------------------------------------------------
Mr. Laurence A. Shadek                       $4,000                0                 0              $6,400 (3)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
        Disinterested Person
------------------------------------------------------------------------------------------------------------------
Mr. Carl H. Doerge, Jr.                     $13,000                0                 0              $26,000 (3)
------------------------------------------------------------------------------------------------------------------
Mr. James M. Large, Jr.                     $10,000                0                 0              $20,000 (3)
------------------------------------------------------------------------------------------------------------------
Mr. Louis F. Laucirica                       $6,000                0                 0              $12,000 (3)
------------------------------------------------------------------------------------------------------------------
Ms. Joy L. Liechty                           $8,000                0                 0              $12,000 (2)
------------------------------------------------------------------------------------------------------------------
Mr. Sanford C. Sherman                      $13,000                0                 0              $19,500 (2)
------------------------------------------------------------------------------------------------------------------
Dr. Nancy S. Taylor                          $8,000                0                 0              $12,000 (2)
------------------------------------------------------------------------------------------------------------------
Ms. Esther J. Walls                          $8,000                0                 0              $16,000 (3)
------------------------------------------------------------------------------------------------------------------

*The total compensation paid to such persons by the Fund and the Pax World Fund Family for the fiscal year ended December 31, 2003. The parenthetical number represents the number of investment companies (including the Pax World Money Market Fund) from which such person receives compensation that are considered part of the Pax World Fund Family, because, among other things, they have a common investment adviser or sub-adviser.

     Director's fees paid by the Fund, Pax World Growth Fund, Inc., Pax World High Yield Fund, Inc. and Pax World Money Market Fund, Inc. in 2003 and travel expenses reimbursed by the Fund, Pax World Growth Fund, Inc., Pax World High Yield Fund, Inc. and Pax World Money Market Fund, Inc. in 2003 to members of the Board of Directors of the Fund are as follows:

                                 Pax World Balanced    Pax World Growth      Pax World High       Pax World Money
                                     Fund, Inc.           Fund, Inc.        Yield Fund, Inc.     Market Fund, Inc.
------------------------------------------------------------------------------------------------------------------
     Interested Directors

Mr. Thomas W. Grant                  $4,269.39             $1,469.39            $1,469.38         Not Applicable
Mr. Laurence A. Shadek               $4,000.00             $1,200.00            $1,200.00         Not Applicable

   Disinterested Directors

Mr. Carl H. Doerge, Jr.              $13,000.00            $6,500.00            $6,500.00         Not Applicable
Mr. James M. Large, Jr.              $10,126.66            $5,126.65            $5,126.65         Not Applicable
Mr. Louis F. Laucirica               $6,089.76             $3,089.76            $3,089.75         Not Applicable
Ms. Joy L. Liechty                   $8,565.28             $4,565.26         Not Applicable       Not Applicable
Mr. Sanford C. Sherman               $13,083.43            $6,537.63         Not Applicable       Not Applicable
Dr. Nancy S. Taylor                  $8,000.00             $4,000.00         Not Applicable       Not Applicable
Ms. Esther J. Walls                  $8,148.50             $4,146.87            $4,146.89         Not Applicable

     Substantially all of the issued and outstanding shares of capital stock of the Adviser are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-five and seven one hundredths percent (25.07%) ownership interest in H. G. Wellington. Brokerage commissions paid by the Fund to H. G. Wellington during 2002 and 2003 totaled $196,212 and $274,273, respectively (32% and 28%, respectively, of total 2002 and 2003 commissions). Thomas W. Grant, the President of the Adviser and H. G. Wellington, has less than a 5% ownership interest in the Adviser and H. G. Wellington.

     The Board of Directors of the Fund held a total of four (4) meetings during the year ended December 31, 2003. The Board has an Audit Committee consisting of Messrs. Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C. Sherman, and an Investment Committee consisting of Messrs. Laurence A. Shadek, Thomas W. Grant and Christopher H. Brown (Portfolio Manager of the Fund). The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Fund's Board of

Directors has determined that the Fund has three "financial experts" (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) serving on its Audit Committee, namely Messrs. Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C. Sherman. The Investment Committee has responsibility for overseeing the investments of the Fund. The Fund has no nominating committee or other standing committee. The Audit Committee held five (5) meetings during the year and the Investment Committee held two (2) meetings during the year. Each director attended all of the meetings of the Board of Directors and the committee(s) upon which they served.

PROPOSAL 2 -- TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND

The Board of Directors of the Fund, on the recommendation of the Audit Committee of the Board of Directors, has unanimously approved the selection of Ernst & Young LLP ("EY") as the independent public accountants of the Fund for the fiscal year ending December 31, 2004 and hereby seeks shareholder ratification of such selection. EY has advised the Fund that neither EY nor any of its members or employees has, or has had in the past three years, any financial interest in the Fund or any relation to the Fund other than the ownership by less than ten EY employees of shares of one or more funds comprising the Pax World Fund Family, which shares were divested by such employees, either prior to or immediately upon EY's initial selection as the independent public accountants of the Fund, in accordance with the rules and regulations promulgated by the Securities and Exchange Commission. Representatives of EY are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.(1)

     AUDIT FEES. The aggregate fees billed the Fund for each of the last two fiscal years for professional services rendered by the Fund's principal accountant for the audit of the Fund's annual financial statements and review of the financial statements included in the Fund's interim reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements (including tax fees reported under "Tax Fees", below) were $65,744 and $88,656 for fiscal years 2002 and 2003, respectively.

     AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Fund's principal accountant that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees", above, of this Item were $0 and $0 for fiscal years 2002 and 2003, respectively
- none of which were required to be approved by the Audit Committee of the Fund's Board of Directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. There were no services rendered by the Fund's principal accountant during fiscal years 2002 and 2003 under this category.

     TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Fund's principal accountant for tax compliance, tax advice, and tax planning are $9,500 and $9,500 for fiscal years 2002 and 2003, respectively - none of which were required to be approved by the Audit Committee of the Fund's Board of Directors pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. The nature of the services comprising the fees disclosed under this category are: review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

     ALL OTHER FEES. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Fund's principal accountant, other than the services reported in "Audit Fees", "Audit-Related Fees", and "Tax Fees", above, of this Item, are $0 and $0 for fiscal years 2002 and 2003, respectively - none of which were required to be approved by the Audit Committee of the Fund's Board of Directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. There were no services rendered by the principal accountant during fiscal years 2002 and 2003 under this category.

     The pre-approval policies and procedures of the Audit Committee of the Fund's Board of Directors described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X are as follows: all audit and non-audit services outside the scope of the engagement letter entered into between the Fund and EY dated September 30, 2003 are subject to pre-approval by the Audit Committee of the Board of Directors of the Fund.

     The percentage of services described in "Audit-Related Fees", "Tax Fees" and "All Other Fees", above, that were approved by the Audit Committee of the Fund's Board of Directors pursuant to paragraph (c)(7)(i)(C) of Rule

-------------------
(1) At a meeting of the Board of Directors of the Fund held on March 13, 2003, the Board of Directors unanimously voted to terminate the retention of the Fund's prior independent public accountants, Pannell Kerr Forster, P.C. ("PKF"), as a result of the Board's concern about the accuracy of certain tax advice provided by PKF to the Fund and Pax World High Yield Fund, Inc. (the "High Yield Fund") in prior years. In particular, PKF caused the Fund to pay state income taxes to the State of New Hampshire for fiscal years 1991 through 2001, inclusive, and the High Yield Fund to pay such taxes to the State of New Hampshire for fiscal years 2000 and 2001, even though a statutory exemption was available. An application for a refund of those taxes has been made to the State of New Hampshire and the Fund and the High Yield Fund are also seeking reimbursement from PKF of the amount paid for those taxes. Shareholders should note that there have been no disagreements between the Fund and PKF on any matter of accounting principles or practices and PKF has never rendered an adverse or qualified opinion about the Fund's financials. Under the circumstances, however, and notwithstanding the fact that the Audit Committee of the Board of Directors and the Board of Directors of the Fund have been pleased, in general, with the services rendered by PKF to the Pax World Fund Family for the past twenty years, the Board of Directors of the Fund, acting upon the recommendation of the Audit Committee of the Board of Directors, felt it necessary and appropriate to seek new independent public accountants for the Fund.

2-01 of Regulation S-X and the percentage of services described in "Audit-Related Fees", "Tax Fees" and "All Other Fees", above, that were required to be approved by the Audit Committee of the Fund's Board of Directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were as follows:

                                                                Required to be
                     Item                  Approved                Approved
2002          Audit-Related Fees        Not Applicable                0%
                   Tax Fees                   0%                      0%
                All Other Fees          Not Applicable                0%
2003          Audit-Related Fees        Not Applicable                0%
                   Tax Fees                   0%                      0%
                All Other Fees          Not Applicable                0%

     The percentage of hours expended on the principal accountant's engagement to audit the Fund's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     The aggregate non-audit fees billed by the Fund's accountant for services rendered to the Fund, and rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund are $0 and $0 for fiscal years 2002 and 2003, respectively.

     The Audit Committee of the Fund's Board of Directors has not considered whether the provision of non-audit services that were rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence because there were no non-audit services rendered by the Fund's principal accountant to the Adviser or such other entities.

PROPOSAL 3 -- TO AMEND THE CERTIFICATE OF INCORPORATION OF THE FUND, AMONG OTHER THINGS, (I) TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF STOCK OF THE FUND, (II) TO CREATE A BROKER SERVICE CLASS OF THE COMMON STOCK OF THE FUND, AND
(III) TO PERMIT THE BOARD OF DIRECTORS OF THE FUND TO CLASSIFY OR RECLASSIFY ANY UNISSUED SHARES OF CAPITAL STOCK OF THE FUND FROM TIME TO TIME.

     The Fund's Certificate of Incorporation provides that "The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation." The General Corporation Law of the State of Delaware states, among other things, that the Fund may amend its Certificate of Incorporation "... (3) [t]o increase or decrease its authorized capital stock or to reclassify the same, by changing the number, par value, designations, preferences, or relative, participating, optional, or other special rights of the shares, or the qualifications, limitations or restrictions of such rights...; or (5) [t]o create new classes of stock having rights and preferences either prior and superior or subordinate and inferior to the stock of any class then authorized, whether issued or unissued," if (i) its board of directors adopts a resolution setting forth the amendment proposed, declaring its advisability, and calling a special meeting of the shareholders entitled to vote in respect thereof for the consideration of such amendment, and (ii) a majority of the outstanding stock entitled to vote thereon votes in favor of such amendment. This proposal seeks shareholder approval of an amendment to the Certificate of Incorporation of the Fund, among other things, (i) to increase the total number of shares of stock of all classes and series which the Fund has authority to issue from seventy-five million to one hundred twenty-five million,
(ii) to create a Broker Service Class of the Common Stock of the Fund, and (iii) to permit the Board of Directors of the Fund to classify or reclassify any unissued shares of capital stock of the Fund from time to time to create one or more classes or series of capital stock of the Fund by setting or changing in any one or more respect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock. If this proposal is adopted, the Fund's current class of shares outstanding and new Broker Service Class of stock will share the same portfolio of securities.

     This proposal would amend the Certificate of Incorporation of the Fund as may be necessary to effectuate the intent of this proposal and, in particular, Article "FOURTH" thereof to provide substantially as follows or as may otherwise be necessary:

     FOURTH:

     (1) The total number of shares of stock of all series and classes which the Corporation has authority to issue is one hundred twenty-five million (125,000,000) shares of capital stock (par value $1.00 per share). All of such shares are classified as "Common Stock".

     (2) The Board of Directors may classify or reclassify any unissued shares of capital stock (whether or not such shares have been previously classified or reclassified) from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock.

     (3) Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end management company under the Investment Company Act of 1940, as amended, the Board of Directors shall have the power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series that the Corporation has authority to issue.

     (4) Until such time as the Board of Directors shall provide otherwise in accordance with Section (2) of this Article FOURTH, (i) seventy-five million (75,000,000) shares of the authorized shares of stock of the Corporation shall be allocated to the following class of Common Stock:
          Pax World Balanced Fund, Inc. Individual Investor Class; and (ii) __________ million (__________) shares of the authorized shares of stock of the Corporation shall be allocated to the following class of Common Stock: Pax World Balanced Fund, Inc. Broker Service Class. The balance of __________ million (__________) shares of such stock may be issued in either of these classses, or in any new series, class or classes, each comprising such number of shares and having such designations, limitations and restrictions thereof as shall be fixed and determined from time to time by resolution or resolutions providing for the issuance of such stock adopted by the Board of Directors.

     (5) Any series of Common Stock shall be referred to herein individually as a "Series" and collectively, together with any further series from time to time established, as the "Series".

     (6) The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of Common Stock of the Corporation (unless provided otherwise by the Board of Directors with respect to any such additional Series at the time it is established and designated):

          (a) ASSETS BELONGING TO SERIES. All consideration received by the Corporation from the issue or sale of shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any investment or reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, together with any General Items allocated to that Series as provided in the following sentence, are herein referred to collectively as "assets belonging to" that Series. In the event that there are any assets, income, earnings, profits or proceeds which are not readily identifiable as belonging to any particular Series (collectively, "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to a particular Series shall belong to that Series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

          (b) LIABILITIES OF SERIES. The assets belonging to each particular Series shall be charged with the liabilities of the Corporation in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as pertaining to any particular Series, shall be allocated and charged by or under the supervision of the Board of Directors to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a Series are herein referred to collectively as "liabilities of" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by or under the supervision of the Board of Directors shall be conclusive and binding for all purposes.

          (c) DIVIDENDS AND DISTRIBUTIONS. Dividends and capital gains distributions on shares of a particular Series may be paid with such frequency, in such form and in such amount as the Board of Directors may determine by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities of that Series.

               All dividends on shares of a particular Series shall be paid only out of the income belonging to that Series and all capital gains distributions on shares of a particular Series shall be paid only out of the capital gains belonging to that Series. All dividends and distributions on shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the stockholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

               Dividends and distributions may be paid in cash, property or additional shares of the same or another Series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by stockholders of the form in which dividends or distributions are to be paid. Any such dividend or distribution paid in shares shall be paid at the current net asset value thereof.

          (d) VOTING. On each matter submitted to a vote of the stockholders, each holder of shares shall be entitled to one vote for each share standing in his/her name on the books of the Corporation, irrespective of the Series thereof, and all shares of all Series shall vote as a single class ("Single Class Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of any Series is required by the Investment Company Act of 1940, as amended, or by the General Corporation Law of the State of Delaware, such requirement as to a separate vote by that Series shall apply in lieu of Single Class Voting; (ii) in the event that the separate vote requirement referred to in clause
               (i) above applies with respect to one or more Series, then, subject to clause (iii) below, the shares of all other Series shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular Series, including liquidation of another Series as described in subsection (7) below, only the holders of shares of the one or more affected Series shall be entitled to vote.

          (e) REDEMPTION BY STOCKHOLDERS. Each holder of shares of a particular Series shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his/her shares of that Series, at a redemption price per share equal to the net asset value per share of that Series next determined after the shares are properly tendered for redemption, less such redemption fee or sales charge, if any, as may be established from time to time by the Board of Directors in its sole discretion. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by the Investment Company Act of 1940, as amended, make payment wholly or partly in securities or other assets belonging to the Series of which the shares being redeemed are a part, at the value of such securities or assets used in such determination of net asset value.

               Payment by the Corporation for shares of stock of the Corporation surrendered to it for redemption shall be made by the Corporation within such period from surrender as may be required under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of any Series to require the Corporation to redeem shares of that Series during any period or at any time when and to the extent permissible under the Investment Company Act of 1940.

          (f) REDEMPTION BY CORPORATION. The Board of Directors may cause the Corporation to redeem at their net asset value the shares of any Series held in an account having, because of redemptions or exchanges, a net asset value on the date of the notice of redemption less than the Minimum Amount, as defined below, in that Series specified by the Board of Directors from time to time in its sole discretion, provided that at least 30 days prior written notice of the proposed redemption has been given to the holder of any such account by first class mail, postage prepaid, at the address contained in the books and records of the Corporation and such holder has been given an opportunity to purchase the required value of additional shares.

               (i) The term "Minimum Amount" when used herein shall mean an amount fixed by the Board of Directors from time to time. The Board of Directors may establish differing Minimum Amounts for each series and class of the Corporation's stock and for holders of shares of each such series and class of stock based on such criteria as the Board of Directors may deem appropriate.

               (ii) The Corporation shall be entitled but not required to redeem shares of stock from any stockholder or stockholders, as provided in this subsection (6), to the extent and at such times as the Board of Directors shall, in its absolute discretion, determine to be necessary or advisable to prevent the Corporation from qualifying as a "personal holding company", within the meaning of the Internal Revenue Code of 1986, as amended from time to time.

          (g) LIQUIDATION. In the event of the liquidation of a particular Series, the stockholders of the Series that is being liquidated shall be entitled to receive, as a class, when and as declared by the Board of Directors, the excess of the assets belonging to that Series over the liabilities of that Series. The holders of shares of any particular Series shall not be entitled thereby to any distribution upon liquidation of any other Series. The assets so distributable to the stockholders of any particular Series shall be distributed among such stockholders in proportion to the number of shares of that Series held by them and recorded on the books of the Corporation. The liquidation of any particular Series in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding voting securities of that Series, as defined in the Investment Company Act of 1940, and without the vote of the holders of shares of any other Series. The liquidation of a particular Series may be accomplished, in whole or in part, by the transfer of assets of such Series to another Series or by the exchange of shares of that Series for the shares of another Series.

          (h) NET ASSET VALUE PER SHARE. The net asset value per share of any Series shall be the quotient obtained by dividing the value of the net assets of that Series (being the value of the assets belonging to that Series less the liabilities of that Series) by the total number of shares of that Series outstanding, all as determined by or under the direction of the Board of Directors in accordance with generally accepted accounting principles and the Investment Company Act of 1940, as amended. Subject to the applicable provisions of the Investment Company Act of 1940, as amended, the Board of Directors, in its sole discretion, may prescribe and shall set forth in the By-Laws of the Corporation or in a duly adopted resolution of the Board of Directors such bases and times for determining the value of the assets belonging to, and the net asset value per share of outstanding shares of, each Series, or the net income attributable to such shares, as the Board of Directors deems necessary or desirable. The Board of Directors shall have full discretion, to the extent not inconsistent with the General Corporation Law of the State of Delaware and the Investment Company Act of 1940, as amended, to determine which item shall be treated as income and which item shall be treated as capital and whether any item of expense shall be charged to income or capital. Each such determination and allocation shall be conclusive and binding for all purposes.

          (i) EQUALITY. All shares of each particular Series shall represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities of that Series), and each share of any particular Series shall be equal to each other share of that Series. The Board of Directors may from time to time divide or combine the shares of any particular Series into a greater or lesser number of shares of that series without thereby changing the proportionate interest in the assets belonging to that Series or in any way affecting the rights of holders of shares of any other Series.

          (j) CONVERSION OR EXCHANGE RIGHTS. Subject to compliance with the requirements of the Investment Company Act of 1940, as amended, the Board of Directors shall have the authority to provide that holders of shares of any Series shall have the right to convert or exchange said shares into shares of one or more other Series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

     (7) The Board of Directors may, from time to time and without stockholder action, classify shares of a particular Series into one or more additional classes of that Series, the voting, dividend, liquidation and other rights of which shall differ from the classes of common stock of that Series to the extent provided in a Certificate(s) of Designations, Preferences and Rights for such additional class, such Certificate(s) to be filed for record with the appropriate authorities of the State of Delaware. Each class so created shall consist, until further changed, of the lesser of (x) the number of shares classified in Section (4) of this Article FOURTH or (y) the number of shares that could be issued by issuing all of the shares of that Series currently or hereafter classified less the total number of shares of all classes of such Series then issued and outstanding. Any class of a Series of Common Stock shall be referred to herein individually as a "Class" and collectively, together with any further class or classes of such Series from time to time established, as the "Classes".

     (8) All Classes of a particular Series of Common Stock of the Corporation shall represent the same interest in the Corporation and have identical voting, dividend, liquidation and other rights with any other shares of Common Stock of that Series; provided, however, that notwithstanding anything in this Certificate of Incorporation to the contrary:

          (a) Any Class of shares may be subject to such sales loads, contingent deferred sales charges, Rule 12b-1 fees, administrative fees, service fees, or other fees, however designated, in such amounts as may be established by the Board of Directors from time to time in accordance with the Investment Company Act of 1940, as amended.

          (b) Expenses related solely to a particular Class of a Series (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated) shall be borne by that Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distributions and liquidation rights of the shares of that Class.

          (c) As to any matter with respect to which a separate vote of any Class of a Series is required by the Investment Company Act of 1940, as amended, or by the General Corporation Law of the State of Delaware (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (b) above), such requirement as to a separate vote by that Class shall apply in lieu of Single Class Voting, and if permitted by the Investment Company Act of 1940, as amended, or the General Corporation Law of the State of Delaware, the Classes of more than one Series shall vote together as a single class on any such matter which shall have the same effect on each such Class. As to any matter that does not affect the interest of a particular Class of a Series, only the holders of shares of the affected Classes of that Series shall be entitled to vote.

     (9) The Corporation may issue and sell fractions of shares of capital stock having pro rata all the rights of full shares, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the Certificate of Incorporation or By-Laws of the Corporation, they shall be deemed to include fractions of shares where the context does not clearly indicate that only full shares are intended.

     (10) The Corporation shall not be obligated to issue certificates representing shares of any Series or Class of capital stock. At the time of issue or transfer of shares without certificates, the Corporation shall provide the stockholder with such information as may be required under the General Corporation Law of the State of Delaware.

     (11) No holder of any shares of stock of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any such shares which the Corporation shall issue or propose to issue; and any and all of the shares of stock of the Corporation, whether now or hereafter authorized, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, by the Board of Directors to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering same, or any thereof, to any said holder.

     (12) All persons who shall acquire stock or other securities of the Corporation shall acquire the same subject to the provisions of this Certificate of Incorporation, as from time to time amended."

REQUIRED VOTE; REASONS FOR THE DIRECTORS' APPROVAL

     The Board of Directors of the Fund, including the disinterested members thereof, considered the proposed changes to the Fund's Certificate of Incorporation so as (i) to increase the total number of shares of stock of all classes and series which the Fund has authority to issue, (ii) to create a Broker Service Class of the Common Stock of the Fund, and (iii) to permit the Board of Directors of the Fund to classify or reclassify any unissued shares of capital stock of the Fund from time to time to create one or more other classes or series of capital stock of the Fund at a meeting held on March 18, 2004. The Board of Directors requested and received relevant information from the Adviser and counsel regarding such changes. Among other things, the Board of Directors considered (1) the necessity for establishing a Broker Service Class of the Common Stock of the Fund and the potential benefits thereof to the Fund and its shareholders, including (A) the prospective economies of scale for all classes of the Common Stock of the Fund as the Fund's assets increase, (B) possible reduction of 12b-1 distribution expenses for the Individual Investor Class of the Common Stock of the Fund through the application to each particular Class of Common Stock of the Fund of expenses related solely to that particular Class,
(C) the improved ability to provide services focused separately on investors who invest directly in the Individual Investor Class of the Common Stock of the Fund and investors who invest in the Broker Service Class of the Common Stock of the Fund, and (D) the increased availability of the Fund's shares of Common Stock to those potential investors who utilize intermediaries, and (2) that it is currently envisioned that each additional class or series of capital stock of the Fund will have the same social screens applied to its investments as are currently applied to the Fund. The Directors were further advised that it is currently envisioned that the Adviser would become the adviser or sub-adviser to each additional class or series of capital stock of the Fund for the specific purpose of assuring that the social responsibility screens used by the Fund are the same, or substantially the same, as those used by the current outstanding class of capital stock of the Fund. The Directors also considered the prospective negative impact of adding additional classes or series with different expense ratios, including the prospective dilution of the Pax name and the effect, if any, on the Funds' Lipper rankings and Morningstar ratings.

     After review of the information and representations provided them, the Directors determined that the proposed changes to the Fund's Certificate of Incorporation would be in the best interest of the Fund and its shareholders. The Board of Directors of the Fund believes that the proposed changes to the Fund's Certificate of Incorporation will enhance the financial services provided by Pax and provide to the shareholders and prospective shareholders of the Fund an alternative investment that adheres to the socially responsible philosophy of Pax. Accordingly, the Directors present at the meeting of the Board of Directors held on March 18, 2004 voted unanimously to approve, subject to approval by a majority of the outstanding shares of the Fund, the proposed changes to the Fund's Certificate of Incorporation and recommends that the Shareholders similarly vote in favor.

RECOMMENDATION

     THE BOARD OF DIRECTORS OF THE FUND BELIEVES THAT THE PROPOSED CHANGES TO THE FUND'S CERTIFICATE OF INCORPORATION ARE IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS AND, ACCORDINGLY, RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE FUND AS DISCUSSED ABOVE.

                                 OTHER BUSINESS

     The Directors of the Fund are not aware of any other business to be acted upon at the Meeting other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

                         EXPENSES OF PROXY SOLICITATION

     The cost of the Meeting, including the solicitation of proxies, will be borne by the Fund. The proposed solicitation of proxies will be made by mail but supplemental solicitations may be by mail, telephone, or telegraph personally by __________, a proxy solicitation firm which will be additionally compensated for providing such services ("_____"), and shareholder service representatives and/or officers of the Fund who will not be additionally compensated for providing such services. It is anticipated that the cost for supplemental solicitations provided by __________, if any, would be __________ and the cost for supplemental solicitations provided by the Fund's shareholder service representatives and/or officers, if any, would be nominal. The Fund will forward to any record owners proxy materials for any beneficial owner that such record owners may request.

                              SHAREHOLDER PROPOSALS

     If a shareholder of the Fund wants to include a proposal in the Fund's proxy statement and form of proxy for presentation at the 2005 Annual Meeting of Shareholders, the proposal must be received by December _____, 2004 and must otherwise comply with the rules of the Securities and Exchange Commission relating to the submission of shareholder proposals. Proposals must be mailed to the Fund's principal executive offices at 222 State Street, Portsmouth, NH 03801-3853 Attention: Secretary. A shareholder proposal not included in the Fund's proxy statement for the 2004 Annual Meeting of Shareholders will be ineligible for presentation at that meeting.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                                  Name and Address of             Amount and Nature of
      Title of Class                Beneficial Owner              Beneficial Ownership            Percent of Class

Interested Directors and Officers

Common Stock                 Mr. Thomas W. Grant             __________ shares of the                  _____%
                                                             Common Stock of the Fund
Common Stock                 Mr. Laurence A. Shadek          __________ shares of the                  _____%
                                                             Common Stock of the Fund

Disinterested Directors and Officers
Common Stock                 Mr. Carl H. Doerge, Jr.         __________ shares of the                  _____%
                                                             Common Stock of the Fund
Common Stock                 Mr. James M. Large, Jr.         __________ shares of the                  _____%
                                                             Common Stock of the Fund
Common Stock                 Mr. Louis F. Laucirica          __________ shares of the                  _____%
                                                             Common Stock of the Fund
Common Stock                 Ms. Joy L. Liechty              __________ shares of the                  _____%
                                                             Common Stock of the Fund
Common Stock                 Mr. Sanford C. Sherman          __________ shares of the                  _____%
                                                             Common Stock of the Fund
Common Stock                 Dr. Nancy S. Taylor             __________ shares of the                  _____%
                                                             Common Stock of the Fund
Common Stock                 Ms. Esther J. Walls             __________ shares of the                  _____%
                                                             Common Stock of the Fund


                         HOUSEHOLDING OF ANNUAL REPORTS

     The Securities and Exchange Commission permits the delivery of a single set of annual reports to any household at which two or more shareholders reside, if the shareholders consent. This procedure, referred to as householding, reduces the volume of duplicate information you receive, as well as the Fund's expenses.

     If you prefer to receive separate copies of the Fund's annual report, either now or in the future, the Fund will promptly deliver, upon your written or oral request, a separate copy of the annual report, as requested, to any shareholder at such shareholder's address to which a single copy was delivered. Notice should be given by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853 or telephoning the Fund at 1-800-767-1729. If you are currently a shareholder of the Fund sharing an address with another shareholder of the Fund and wish to have only one annual report delivered to your household in the future, please contact us at the same address or telephone number.

                             ADDITIONAL INFORMATION

     The officers of the Fund are responsible for the day-to-day operations of the Fund and the Board of Directors of the Fund is responsible for the general policy of the Fund; Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 is the adviser to the Fund; the Fund's shares are distributed through a distribution expense plan maintained by the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended; and H.G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005, serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares, provided, however, that orders are not binding on the Fund until accepted by the Fund as principal.

PROXY                                                                      PROXY

                          PAX WORLD BALANCED FUND, INC.
                                 C/O PFPC, INC.
                         400 BELLEVUE PARKWAY, SUITE 108
                              WILMINGTON, DE 19809

                                      PROXY
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 10, 2004

     THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAX WORLD BALANCED FUND, INC.

     The undersigned hereby appoints Laurence A. Shadek and/or Lee D. Unterman as Proxies, each with full powers to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Pax World Balanced Fund, Inc. held on record by the undersigned on April 16, 2003, at the annual meeting of shareholders to be held on Thursday, June 10, 2004, or at any adjournment or adjournments thereof.

              VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                        VOTE BY TELEPHONE: 1-866-241-6192
                        CONTROL NUMBER: 999 9999 9999 999

                                 NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE DO NOT INDICATE ADDRESS CORRECTIONS OR CHANGES, REGISTRATION CHANGES OR ANY OTHER INFORMATION ON THIS CARD.

                                 -----------------------------------------------
                                 Signature

                                 -----------------------------------------------
                                 Signature of joint owner, if any

                                 -----------------------------------------, 2003
                                 Date


                                 I plan to attend the Meeting   Yes /_/   No /_/


  PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
        POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS
                       DESCRIBED IN THE ENCLOSED PAMPHLET.

                          PAX WORLD BALANCED FUND, INC.
                   ANNUAL SHAREHOLDERS MEETING - JUNE 10, 2004

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF PROPOSALS 1, 2, 3 AND 4 AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [ ]

     1. To elect the following nine nominees as Directors of the Fund:

        01  Carl H. Doerge, Jr.   02  Thomas W. Grant    03  James M. Large, Jr.
        04  Louis F. Laucirica    05  Joy L. Liechty     06  Laurence A. Shadek
        07  Sanford C. Sherman    08  Nancy S. Taylor    09  Esther J. Walls

                 [ ]     FOR ALL

                 [ ]     WITHHOLD ALL

                 [ ]     FOR ALL EXCEPT

                 To withhold your vote for any individual nominee(s), mark the "FOR ALL EXCEPT" box and write the number(s) of such nominee(s) on the line provided below:

                 ---------------------------------------------------------------


     2. To ratify the selection of Ernst & Young LLP as the independent public accountants of the Fund.

          [  ] FOR         [  ] AGAINST               [  ] ABSTAIN

     3. To amend the Certificate of Incorporation of the Fund, among other things, (i) to increase the total number of shares of stock of all series and classes which the Fund has authority to issue from seventy-five million to one hundred twenty-five million, (ii) to create a Broker Service Class of the Common Stock of the Fund, and
          (iii) to permit the Board of Directors of the Fund to classify or reclassify any unissued shares of capital stock of the Fund from time to time by setting or changing in any one or more respect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock.

          [  ] FOR         [  ] AGAINST               [  ] ABSTAIN

     4. In their discretion, on all other business that may properly come before the Meeting and any adjournment or adjournments thereof.

          [  ] FOR         [  ] AGAINST               [  ] ABSTAIN



  PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
        POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS
                       DESCRIBED IN THE ENCLOSED PAMPHLET.

                         EVERY PROXY VOTE IS IMPORTANT!

                    VOTE YOUR PROXY ON THE PHONE OR INTERNET.

IT SAVES MONEY! Telephone and Internet voting saves postage costs, which can help minimize fund expenses.

IT SAVES TIME! Telephone and Internet voting is instantaneous - 24 hours a day.

IT'S EASY!  Just follow these simple steps:

     1.   Read your proxy statement and have it at hand.

     2. Call toll-free 1-866-241-6192 or go to website https://vote.proxy-direct.com.

     3.   Enter your 14-digit CONTROL NUMBER from your proxy card.

     4.   Follow the recorded or on-screen directions.

     5.   Do NOT mail your proxy card when you vote by phone or Internet.

                                I M P O R T A N T

                       PLEASE SEND IN YOUR PROXY... TODAY!

Please sign and date the enclosed proxy and return it promptly. This will help save the expense of follow-up letters and telephone calls to shareholders who have not responded.

                            COME AND MEET PAX WORLD!

We'd love to meet you! We invite you to join us for the Pax World Annual Shareholders Meeting on June 10, 2004 in Portsmouth, NH. Come and hear reports from the Chairman of the Board, President, Portfolio Managers and Director of Social Research.

                          (See other side for details.)

                      PAX WORLD ANNUAL SHAREHOLDERS MEETING

WHERE: Sheraton Harborside Hotel ~ 250 Market Street ~ Portsmouth, NH

WHEN: Thursday, June 10, 2004 - 9:45am - 1:00pm

WHEN YOU VOTE, PLEASE LET US KNOW IF YOU PLAN TO JOIN US FOR THE MEETING!

     o    Check the RSVP box on your Proxy Vote Card, or

     o Click on the RSVP box on the Proxy Vote website (details on the Proxy Vote Card), or

     o    RSVP when you vote by phone at 1-866-241-6192

                 IF YOU PLAN TO VOTE YOUR SHARES AT THE MEETING,

YOU MAY RSVP BY CALLING US AT 1-800-767-1729 OR BY E-MAIL AT info@paxworld.com.

       PLEASE RSVP BEFORE JUNE 1ST. Continental Breakfast will be served.